May 11, 1994




BY DIRECT ELECTRONIC TRANSMISSION                            (310) 551-4282

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Teledyne, Inc. - Long-Term Incentive Plan
          Registration Statement on Form S-8

Ladies and Gentlemen:

     In accordance with the electronic filing requirements of Regulation S-T, enclosed on behalf of Teledyne, Inc., a Delaware corporation, is a Registration Statement on Form S-8, including the exhibits thereto, for the 1994 Long-Term Incentive Plan of Teledyne, Inc.

     Teledyne, Inc. has delivered the required filing fee of $13,629.31 by wire transfer to the U.S. Treasury designated lockbox depository at the Mellon Bank in Pittsburgh, Pennsylvania.

     Please confirm acceptance of this filing via the EDGAR electronic mail service.

     If you desire any additional information, please call the undersigned at
(310) 551-4282.

                              Cordially,



                              Joshua D. Zarrow
                              Counsel


50898
Enclosures

   As filed with the Securities and Exchange Commission on May 11, 1994.
                                            Registration No. 33-___________


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                           ____________________

                                 FORM S-8
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             TELEDYNE, INC.
          (Exact name of registrant as specified in its charter)

                         Delaware                          95-2282626
             (State or other jurisdiction of              (I.R.S. Employer
             incorporation or organization)               Identification Number

                    1901 Avenue of the Stars
                    Los Angeles, California                   90067-6046
              (Address of principal executive offices)        (Zip Code)

                     1994 LONG-TERM INCENTIVE PLAN OF TELEDYNE, INC.
                               (Full title of the plan)
                                 ____________________

              Judith R. Nelson, Secretary and General Counsel
                              Teledyne, Inc.
                         1901 Avenue of the Stars
                        Los Angeles, CA  90067-6046
                  (Name and address of agent for service)

                              (310) 277-3311
                  (Telephone number, including area code,
                           of agent for service)

                      Calculation of Registration Fee
========================================================================================================
                     |                  |                    |       Proposed     |
                     |                  |     Proposed       |       maximum      |
 Title of securities | Amount to be     | maximum offering   | aggregate offering |  Amount of
 to be registered    | registered (1)   | price per unit (2) |      price (2)     | registration fee (2)
- --------------------------------------------------------------------------------------------------------
                     |                  |                    |                    |
 Common Stock        | 2,500,000 shares |     $15.81         | $39,525,000        |   $13,629.31
 ($1.00 par value    |                  |                    |                    |
========================================================================================================

(1) This Registration Statement also includes an indeterminate number of additional shares of Common Stock that may become issuable pursuant to the antidilution adjustment provisions of the plan.

(2) In accordance with Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), calculated on the basis of the average of the high and low prices for a share of the Common Stock on the New York Stock Exchange on May 9, 1994.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.   PLAN INFORMATION*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

     *Information required by Part I of Form S-8 to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 424(b) under the Securities Act and the Note to Part I of Form S-8.

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by the registrant, Teledyne, Inc., a Delaware corporation ("Teledyne"), with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

     (a) Teledyne's Annual Report on Form 10-K for the fiscal year ended December 31, 1993;

     (b) All other reports filed by Teledyne pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1993; and

     (c) The description of Teledyne's Common Stock which is contained in Teledyne's registration statement filed under Section 12 of the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

     All documents subsequently filed by Teledyne pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall also be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Subject to the limitations set forth therein, Article Ninth of Teledyne's Restated Certificate of Incorporation, Section 7 of Article VII of Teledyne's Restated By-Laws and Section 145 of the General Corporation Law of Delaware eliminate the potential personal liability of directors to Teledyne or Teledyne's shareholders for monetary damages for breaches of their fiduciary duty of care as directors. Subject to certain limitations, these provisions also provide for the indemnification and defense of officers, directors, agents and employees of Teledyne if they are named or threatened to be named in any legal action as a result of executing their duties or responsibilities on behalf of Teledyne. Teledyne maintains insurance which covers damages, settlements, costs, expenses, charges and judgments resulting from any such actions.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM  8.   EXHIBITS

EXHIBIT
NUMBER

4.1 Restated Certificate of Incorporation of Teledyne (previously filed with the Commission as Exhibit No. 3 to Teledyne's Annual Report on Form 10-K dated January 20, 1992 for the fiscal year ended
          December 31, 1991, File No. 1-5212, and incorporated herein by reference)

4.2 Restated By-laws of Teledyne (previously filed with the Commission as Exhibit No. 3 to Teledyne's Annual Report on Form 10-K dated
          January 20, 1992 for the fiscal year ended December 31, 1991, File No. 1-5212, and incorporated herein by reference)

4.3 1994 Long-Term Incentive Plan of Teledyne, Inc. (previously filed with the Commission as Exhibit A to Teledyne's Proxy Statement dated
          March 18, 1994 for the Annual Meeting of Shareholders held on
          April 27, 1994, and incorporated herein by reference)

5.1       Opinion of Counsel

23.1      Consent of Independent Public Accountants

23.2      Consent of Counsel (included in Exhibit 5.1)

24.1      Powers of Attorney to execute this Registration Statement

ITEM 9.   UNDERTAKINGS

     1.   Teledyne hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by Teledyne pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     2. Teledyne hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of Teledyne's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Teledyne pursuant to the foregoing provisions, or otherwise, Teledyne has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Teledyne of expenses incurred or paid by a director, officer or controlling person of Teledyne in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Teledyne will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, Teledyne certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on May 11, 1994.

                                   TELEDYNE, INC.


                                   By            /s/ DONALD B. RICE
                                     -------------------------------------------
                                                      Donald B. Rice
                                        President and Chief Operating Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on May 11, 1994.
                                                           Attorney-in-Fact

                Signature                                    Title
                ---------                                    -----

         WILLIAM P. RUTLEDGE
- ------------------------------------------
         William P. Rutledge*                    Chairman of the Board of
                                                 Directors and Chief Executive
                                                 Officer (Principal Executive
                                                 Officer)


         /s/ DONALD B. RICE
- -------------------------------------------
             Donald B. Rice                          Director, President and
                                                     Chief Operating Officer


           GEORGE A. ROBERTS
- ----------------------------------------------
           George A. Roberts*                                   Director


          HENRY E. SINGLETON
- ----------------------------------------------
          Henry E. Singleton*                                   Director


             FAYEZ SAROFIM
- ----------------------------------------------
             Fayez Sarofim*                                     Director


          GEORGE KOZMETSKY
- ----------------------------------------------
          George Kozmetsky*                                     Director


           DOUGLAS J. GRANT
- ----------------------------------------------
           Douglas J. Grant*                                    Treasurer
                                                        (Principal Financial and
                                                          Accounting Officer)

*By      /s/ DONALD B. RICE
   -------------------------------------------
             Donald B. Rice

                                EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION


 4.1 Restated Certificate of Incorporation of Teledyne (previously filed with the Commission as Exhibit No. 3 to Teledyne's Annual Report on Form 10-K dated January 20, 1992 for the fiscal year ended December 31, 1991, File No. 1-5212, and incorporated herein by reference)

 4.2 Restated By-laws of Teledyne (previously filed with the Commission as Exhibit No. 3 to Teledyne's Annual Report on Form 10-K dated
       January 20, 1992 for the fiscal year ended December 31, 1991, File No. 1-5212, and incorporated herein by reference)

 4.3 1994 Long-Term Incentive Plan of Teledyne, Inc. (previously filed with the Commission as Exhibit A to Teledyne's Proxy Statement dated
       March 18, 1994 for the Annual Meeting of Shareholders held on
       April 27, 1994, and incorporated herein by reference)

 5.1   Opinion of Counsel

 23.1  Consent of Independent Public Accountants

 23.2  Consent of Counsel (included in Exhibit 5.1)

 24.1  Powers of Attorney to execute this Registration Statement

                              OPINION OF COUNSEL

                                 EXHIBIT 5.1

                                 May 11, 1994




Teledyne, Inc.
1901 Avenue of the Stars
Los Angeles, California  90067

Ladies and Gentlemen:

      The undersigned is Counsel to Teledyne, Inc. and is familiar with the Registration Statement on Form S-8 (the "Registration Statement") to be filed with the Securities and Exchange Commission with respect to the registration under the Securities Act of 1933, as amended, of 2,500,000 shares of the Common Stock ($1.00 par value) of Teledyne, Inc. that are issuable under the 1994 Long-Term Incentive Plan of Teledyne, Inc. (the "Plan").

      Based upon my examination and consideration of such documents, instruments, certificates, records and legal matters as I have deemed necessary for the purposes thereof, I am of the opinion that the shares of Common Stock to be registered on the Registration Statement, when issued, delivered and paid for in accordance with the terms and conditions of the Plan, will be validly issued, fully paid and nonassessable.

      I consent to the filing of this opinion as an exhibit to the Registration Statement and to references to my name in the Registration Statement.

                                  Very truly yours,

                                  /s/ JOSHUA D. ZARROW

                                  Joshua D. Zarrow
                                  Counsel

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                EXHIBIT 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated
January 12, 1994 included in Teledyne, Inc.'s Form 10-K for the year ended December 31, 1993.







      ARTHUR ANDERSEN & CO.


Los Angeles, California
May 11, 1994

                              POWERS OF ATTORNEY

                                 EXHIBIT 24.1

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Douglas J. Grant, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ DOUGLAS J. GRANT
                                   ---------------------------------------------
                                   DOUGLAS J. GRANT, Treasurer

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Donald B. Rice, hereby constitute and appoint WILLIAM P. RUTLEDGE my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ DONALD B. RICE
                                   ---------------------------------------------
                                   DONALD B. RICE, President, Chief Operating
                                   Officer and Director

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, William P. Rutledge, hereby constitute and appoint DONALD B. RICE my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ WILLIAM P. RUTLEDGE
                                   ---------------------------------------------
                                   WILLIAM P. RUTLEDGE, Chief Executive
                                   Officer and Chairman of the Board of
                                   Directors

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, George A. Roberts, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ GEORGE A. ROBERTS
                                   ---------------------------------------------
                                   GEORGE A. ROBERTS, Director

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, George Kozmetsky, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ GEORGE KOZMETSKY
                                   ---------------------------------------------
                                   GEORGE KOZMETSKY, Director

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;


       That I, Fayez Sarofim, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ FAYEZ SAROFIM
                                   ---------------------------------------------
                                   FAYEZ SAROFIM, Director

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Henry E. Singleton, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1994 Long-Term Incentive Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  April 27, 1994.



                                   /s/ HENRY E. SINGLETON
                                   ---------------------------------------------
                                   HENRY E. SINGLETON, Director